Exhibit 4.3
Execution Version

5.875% First Mortgage Bonds due 2019, Series LL
Supplemental Mortgage of Chattels
and
Trust Indenture
(Forty-first Supplemental Indenture)

CALIFORNIA WATER SERVICE COMPANY
to
U.S. BANK NATIONAL ASSOCIATION
as
Trustee

Dated as of April 17, 2009

Exhibits

EXHIBIT A -	FORM OF SERIES LL BONDS	A-1

EXHIBIT B -	FORM OF PARENT GUARANTEE	B-1

EXHIBIT C -	RECORDATION OF RESIGNATIONS	C-1

EXHIBIT D -	RECORDATION OF FIRST THROUGH FORTIETH SUPPLEMENTAL INDENTURES	D-1

i

     FORTY-FIRST SUPPLEMENTAL MORTGAGE OF CHATTELS and TRUST INDENTURE (this “Supplemental Indenture”) dated as of April 17, 2009, between CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), having its Corporate Trust Office at One California Street, Suite 2100, San Francisco, CA 94111.
RECITALS
     WHEREAS, the Company heretofore made, executed and delivered the Indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as Trustees, dated as of the 1st day of April, 1928, (the “Original Base Indenture”), and the Original Base Indenture has been recorded in the Office of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record hereafter set forth:

County of	Date of	Volume of Official Records	Page at Which
City and County	Recordation	(except as noted)	Record Commences
Contra Costa	May 2, 1928	141	7
City and County of San Francisco	May 3, 1928	1637	346
Glenn	May 2, 1928	62 (Book of Mortgages)	190
Kings	January 7, 1929	40	348
San Joaquin	May 2, 1928	243	295
Solano	May 2, 1928	14	7
Tulare	May 3, 1928	260	11
Alameda	May 2, 1928	1877	35
Sonoma	May 2, 1928	196	136
Los Angeles	May 4, 1928	7105	102
Butte	May 2, 1928	116 (Book of Mortgages)	106
Kern	May 3, 1928	249	1
Shasta	May 2, 1928	38	80
Fresno	May 2, 1928	894	32
San Mateo	January 20,1939	837	16
Yuba	September 12, 1942	69	291
Santa Clara	November 2, 1945	1305	286
Monterey	February 21, 1962	Serial No. 6604
Ventura	November 15, 1983	Doc. No. 130176; and
     WHEREAS, Los Angeles-First National Trust & Savings Bank changed its name to Security-First National Bank of Los Angeles and later to Security First National Bank and later to Security-Pacific National Bank; and
     WHEREAS, American Trust Company changed its name to Wells Fargo Bank and Wells Fargo Bank subsequently merged into Wells Fargo Bank, National Association; and
     WHEREAS, by instrument entitled “Resignations of Wells Fargo Bank, National Association as Authenticating Trustee and Security Pacific National Bank as Trustee and Appointment and Acceptance of Bank of America National Trust and Savings Association as Authenticating Trustee under Mortgage of Chattels and Trust Indenture dated as of April 1, 1928 as Supplemented, Amended and Modified from California Water Service Company” dated as of August 1, 1983, recorded in the offices of the Recorders of those counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers set forth in EXHIBIT C, which is annexed hereto and hereby made a part hereof, (a) Wells Fargo Bank, National Association, resigned as authenticating trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (b) the Company appointed Bank of America National Trust and Savings Association as successor authenticating trustee to Wells Fargo Bank, National Association, effective August 1, 1983, (c) Bank of America National Trust and Savings Association accepted such appointment as authenticating trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (d) Security Pacific National Bank resigned as trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (e) the Company appointed no successor trustee to said Security Pacific National Bank, (f) Bank of America National Trust and Savings Association as of August 1, 1983 became fully vested with all the estates, properties, rights powers trusts, duties and obligations of Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, with like effect as if originally named as trustee therein, (g) Bank of America National Trust and Savings Association resigned as trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by First through Thirty-First Supplemental Indentures, effective December 15, 1995, (h) the Company appointed, with the concurrence of a majority of the Holders, First Trust, a subsidiary of First Trust Bank System of Minneapolis, as successor trustee to Bank of America National Trust and Savings Association, effective December 15, 1995, (i) First Trust, a subsidiary of First Trust Bank System of Minneapolis, accepted such appointment as trustee under the Original Base Indenture, as supplemented, amended and modified by the First through Thirty-eighth Supplemental Indentures, (j) First Trust Bank System of Minneapolis merged with U. S. Bank Trust National Association, effective August 1, 1997; as a result of said merger, the corporate name became U. S. Bank Trust National Association, effective March 30, 1998, (k) effective January 10, 2002, U. S. Bank Trust National Association merged into U. S. Bank National Association and (l) U. S. Bank National Association became the trustee under the Original Base Indenture, as therefore supplemented, amended and modified by the First through Thirty-eighth Supplemental Indentures referred to below, said Original Base Indenture as so supplemented, amended and modified being hereinafter called the “Original Indenture;” and
     WHEREAS, the Company has heretofore made, executed and delivered thirty-eight certain supplemental indentures supplemental to said Original Base Indenture, one such supplemental indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as trustees, dated January 3, 1929, hereinafter sometimes called the “First Supplemental Indenture;” twelve such supplemental indentures from said California Water Service Company to American Trust Company and Security-First National Bank of Los Angeles, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name
August 19, 1929	Second Supplemental Indenture
February 25, 1930	Third Supplemental Indenture
February 1, 1931	Fourth Supplemental Indenture
March 23, 1932	Fifth Supplemental Indenture
May 1, 1936	Sixth Supplemental Indenture
April 1, 1939	Seventh Supplemental Indenture
November 1, 1945	Eighth Supplemental Indenture
May 1, 1951	Ninth Supplemental Indenture
May 1, 1953	Tenth Supplemental Indenture
May 1, 1954	Eleventh Supplemental Indenture
May 1, 1955	Twelfth Supplemental Indenture
November 1, 1956	Thirteenth Supplemental Indenture
four supplemental indentures from California Water Service Company to Wells Fargo Bank and Security First National Bank, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name
November 1, 1963	Fourteenth Supplemental Indenture
November 1, 1965	Fifteenth Supplemental Indenture
November 1, 1966	Sixteenth Supplemental Indenture
November 1, 1967	Seventeenth Supplemental Indenture
fourteen supplemental indentures from California Water Service Company to Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name
November 1, 1969	Eighteenth Supplemental Indenture
May 1, 1970	Nineteenth Supplemental Indenture
November 1, 1970	Twentieth Supplemental Indenture
October 1, 1972	Twenty-first Supplemental Indenture
November 1,1972	Twenty-second Supplemental Indenture
November 15, 1972	Twenty-third Supplemental Indenture
November 1, 1973	Twenty-fourth Supplemental Indenture
May 1, 1975	Twenty-fifth Supplemental Indenture
May 1, 1976	Twenty-sixth Supplemental Indenture
November 1, 1977	Twenty-seventh Supplemental Indenture
May 1, 1978	Twenty-eighth Supplemental Indenture
November 1, 1979	Twenty-ninth Supplemental Indenture
November 1, 1980	Thirtieth Supplemental Indenture
May 1, 1982	Thirty-first Supplemental Indenture
and seven supplemental indentures from California Water Service Company to Bank of America National Trust and Savings Association, as trustee, dated and hereinafter sometimes called respectively as follows:

Date	Name
September 1, 1983	Thirty-second Supplemental Indenture
May 1, 1988	Thirty-third Supplemental Indenture
November 1, 1990	Thirty-fourth Supplemental Indenture
November 3, 1992	Thirty-fifth Supplemental Indenture
May 1, 1993	Thirty-sixth Supplemental Indenture
September 1, 1993	Thirty-seventh Supplemental Indenture
November 2, 1993	Thirty-eighth Supplemental Indenture; and
     WHEREAS, the First through Thirty-eighth Supplemental Indentures (and in the case of Marin County, a Memorandum of Indenture referencing the Original Base Indenture and the First through Thirty-eighth Supplemental Indentures) have been recorded in the offices of the Recorders of those counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers set forth in EXHIBIT D, and the Thirty-ninth Supplemental Indenture and Fortieth Supplemental Indenture will be recorded in the offices of the Recorders of those counties and city and county of the State of California as set forth in EXHIBIT D, which is annexed hereto and hereby made a part hereof; and
     WHEREAS, the Original Indenture as amended, supplemented and modified by the Thirty-ninth Supplemental Indenture, and as subsequently amended, supplemented and modified, is hereafter called the “Base Indenture.”
     NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS
     SECTION 1.01 DEFINITIONS
     Each term used herein has the meaning assigned to such term in the Base Indenture unless otherwise specifically defined herein, in which case the definition set forth herein shall govern the Bonds issued under this Supplemental Indenture. The following terms, as used herein, have the following meanings:
     “Closing Date” means April 17, 2009.
     “Corporate Trust Office” means the office of the Trustee specified in the initial paragraph of this Supplemental Indenture or any other office specified by the Trustee from time to time pursuant to the provisions of the Base Indenture.
     “Series LL Bonds” means the $100,000,000 aggregate principal amount of 5.875% First Mortgage Bonds due 2019, Series LL.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this Supplemental Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of the Base Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.
ARTICLE II
CERTAIN TERMS AND ISSUANCE OF THE BONDS
     SECTION 2.01. Designation of Bonds.
     The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Series LL Bonds and shall not apply to any other Bonds that have been or may be issued under the Base Indenture unless a supplemental indenture with respect to such other Bonds specifically incorporates such changes, modifications and supplements. Pursuant to this Supplemental Indenture, there is hereby designated a series of Bonds under the Base Indenture entitled “5.875% First Mortgage Bonds due 2019, Series LL.”
     SECTION 2.02. Aggregate Principal Amount.
     The aggregate principal amount of the Series LL Bonds which may be outstanding under the terms of this Supplemental Indenture after the date hereof is $100,000,000, except for Series LL Bonds authenticated and delivered in accordance with Sections 2.15, 2.16, 2.18, 4.07 and 12.06 of the Base Indenture.
     SECTION 2.03. Form; Payment of Interest and Principal on Series LL Bonds.
     (a) General. Without limiting the foregoing provisions of this Article II, the Series LL Bonds shall be issued substantially in the form set forth in EXHIBIT A hereto and shall initially be Global Bonds. The Series LL Bonds will be issued in denominations of $1,000 and its integral multiples. To the extent that any provision of the Global Bonds representing the Series LL Bonds conflicts with the express provisions of this Supplemental Indenture or the Base Indenture, this Supplemental Indenture or the Base Indenture shall govern and be controlling.
     (b) Payment of Interest and Principal on Bonds. The Series LL Bonds will mature on May 1, 2019 and will bear interest at the rate of 5.875% per annum. Interest on the Series LL Bonds will be payable semi-annually in arrears on May 1 and November 1 of each year to the Holders thereof at the close of business on the immediately preceding April 15 and October 15 of each year. Interest on the Series LL Bonds will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from the Closing Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The principal of and interest on the bonds will be payable in U.S. dollars or in such other currency of the United States that at the time of payment is legal tender for the payment of public and private debts.
     SECTION 2.04. Parent Guarantee.
     The obligations of the Company under the Series LL Bonds shall be guaranteed by Parent, the form of which guarantee is set forth in EXHIBIT B hereto.
ARTICLE III
REDEMPTION, SINKING FUND
     SECTION 3.01. Redemption.
     The Series LL Bonds may not be redeemed at any time prior to Maturity.
     SECTION 3.02. Sinking Fund
     The Series LL Bonds shall not be subject to any sinking fund.
ARTICLE IV
MISCELLANEOUS
     SECTION 4.01. Notice.
     Any notice or communication in respect of the Series LL Bonds shall be made in accordance with Section 15.05 of the Base Indenture.
     SECTION 4.02. Amendment and Supplement.
     This Supplemental Indenture or the Series LL Bonds may be amended or supplemented as provided for in the Base Indenture.
     SECTION 4.03. Conflicts.
     In the event of any conflict between this Supplemental Indenture and the Base Indenture, the provisions of this Supplemental Indenture shall prevail.
     SECTION 4.04. Governing Law.
     This Supplemental Indenture and the Series LL Bonds shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the TIA shall be applicable.
     SECTION 4.05. Counterparts.
     The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.
     SECTION 4.06. Ratification.
     The Base Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

     SECTION 4.07. Severability.
     If any one or more of the covenants or agreements provided in this Supplemental Indenture or in the Series LL Bonds on the part of the Company or the Trustee, or either of them, to be performed should be contrary to any express provision of law, or contrary to the policy of express law, to such an extent as to be unenforceable in any court of competent jurisdiction, then such covenant or covenants, agreement or agreements shall be null and void and shall be deemed separable from the remaining covenants and agreements and shall in nowise affect the validity of this Supplemental Indenture or the Series LL Bonds.
     SECTION 4.08. Trustee and Supplemental Indenture.
     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.
[Signature Pages Follow]

SIGNATURES
     IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CALIFORNIA WATER SERVICE COMPANY

By:	/s/ Martin Kropelnicki

Name:	Martin Kropelnicki

Title:	Vice President, Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Chii Ling Lei

Name:	Chii Ling Lei

Title:	Vice President

SIGNATURE PAGE TO FORTY-FIRST SUPPLEMENTAL INDENTURE

State of California	)

County of Santa Clara	)

On 4/15/09 before me, Rose Shea, a Notary Public, personally appeared Martin Kropelnicki, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Rose Shea           (Seal)

State of California	)

County of Santa Clara	)

On 4/15/09 before me, Rose Shea, a Notary Public, personally appeared Chii Ling Lei, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Rose Shea           (Seal)

EXHIBIT A
FORM OF SERIES LL BOND
     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CALIFORNIA WATER SERVICE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNED HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Insert for Global Bonds]
     [THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS BOND MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR BONDS REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY BOND AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS BOND SHALL BE A GLOBAL BOND SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.] [Insert for Global Bonds]
CALIFORNIA WATER SERVICE COMPANY
5.875% First Mortgage Bonds due May 1, 2019, Series LL
CUSIP No. 130789 AE0

No. R-[_]	$[ ]
     CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay to [                    ], or its registered assigns, the principal sum of $[                    ] in U.S. Dollars on May 1, 2019.
     Interest Payment Dates: May 1 and November 1
     Record Dates: April 15 and October 15
     Additional provisions of this Series LL Bond are set forth on the other side of this Series LL Bond.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CALIFORNIA WATER SERVICE COMPANY

By

Name:
Title:

Attest:

Name:
Title:
[Authentication Page to Follow]

CERTIFICATE OF AUTHENTICATION
     This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. BANK NATIONAL ASSOCIATION, As Trustee
By
Authorized Signatory

[FORM OF REVERSE SIDE OF SERIES LL BOND]
5.875% First Mortgage Bonds due 2019, Series LL
1.	INTEREST
     CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay interest on the principal amount of this Series LL Bond at the rate per annum shown above.
     The Company shall pay interest semi-annually in arrears on May 1 and November 1 of each year. Interest on the Series LL Bonds will accrue from the most recent date to which interest has been paid with respect to the Series LL Bonds, or, if no interest has been paid, from April 17, 2009. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2.	METHOD OF PAYMENT
     The Company shall pay interest on the Series LL Bonds to the Persons who are registered Holders of Series LL Bonds at the close of business on the April 15 or October 15 immediately preceding the Interest Payment Date even if Series LL Bonds are canceled after the Regular Record Date or Special Record Date, as applicable, and on or before the Interest Payment Date. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, all payments in respect of this Series LL Bond (including principal, premium, if any, and interest) must be made by wire transfer of immediately available funds to the accounts specified by the Holder hereof. Payment shall be without the presentation or surrender of the Series LL Bonds or the making of any notation thereon, except that upon written request of the Company or Trustee made concurrently with or reasonably promptly after payment in full of any Series LL Bond, the Holder thereof shall surrender such Series LL Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or to the Trustee at its principal corporate trust office.
3.	PAYING AGENT AND REGISTRAR
     Initially, U.S. Bank National Association (the “Trustee”) shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to the Holders. The Company may act as Paying Agent or Registrar.
4.	INDENTURE
     The Company issued the Series LL Bonds under an Indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as Trustees, dated as of the 1st day of April, 1928 (the “Original Base Indenture”; as therefore supplemented, amended and modified by the First through Thirty-eighth Supplemental Indentures, the “Original Indenture”; the Original Indenture as amended and modified by the Thirty-ninth Supplemental Indenture, and as subsequently amended, supplemented and modified, the “Base Indenture”), as further supplemented by the Forty-First Supplemental Indenture dated as of April 17, 2009, between the Company and U.S. Bank National Association (as ultimate successor to American Trust Company and Los Angeles-First National Trust & Savings Bank), as Trustee (as subsequently amended, supplemented and modified, the “Supplemental Indenture”). The terms of the Series LL Bonds include those stated in the Base Indenture and the Supplemental Indenture and those made part of the Base Indenture and the Supplemental Indenture by reference to the TIA. Terms defined in the Base Indenture and the Supplemental Indenture and not defined herein have the meanings ascribed thereto in the Base Indenture and Supplemental Indenture. The Series LL Bonds are subject to all such terms, and Holders are referred to the Base Indenture, the Supplemental Indenture and the TIA for a statement of those terms.
     The Series LL Bonds are secured obligations of the Company known generally as First Mortgage Bonds.

5.	REDEMPTION; SINKING FUND
     The Series LL Bonds may not be redeemed at any time prior to Maturity. The Series LL Bonds shall not be subject to any sinking fund.
6.	DENOMINATIONS; TRANSFER; EXCHANGE
     The Series LL Bonds are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Series LL Bonds in accordance with the Base Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate transfer documents and to pay any taxes required by law or permitted by the Base Indenture. The Registrar shall not be required to register the transfer of or to exchange a Series LL Bond between a Record Date and the next succeeding Interest Payment Date.
7.	PERSONS DEEMED OWNERS
     The registered Holder of this Series LL Bond may be treated as the owner of it for all purposes.
8.	UNCLAIMED MONEY
     If money for the payment of principal or interest remains unclaimed, the Paying Agent shall pay the money back to the Company in accordance with the terms of the Base Indenture.
9.	DISCHARGE AND DEFEASANCE
     Subject to certain conditions set forth in the Base Indenture, the Company at any time may terminate some or all of its obligations under the Base Indenture and the Supplemental Indenture with respect to the Series LL Bonds if, among other things, the Company deposits with the Trustee funds for the payment of principal and interest on the Series LL Bonds to Maturity, as the case may be.
10.	AMENDMENT, WAIVER
     The Base Indenture permits, subject to certain exceptions set forth therein, that the Base Indenture and the terms of the Bonds of a series, which include the Series LL Bonds, and the rights of the Holders of the Bonds of a series, which may include the Holders of the Series LL Bonds, in each case may be modified, with the written consent of the Holders of a majority in aggregate principal amount of the Bonds the terms of which or the rights of the Holders of which are to be modified. The Base Indenture also permits certain other amendments, modifications or waivers thereof only with the consent of each Outstanding Bond affected thereby, while certain other amendments or modifications may be made without the consent of any Holders of Bonds.
     The Base Indenture also provides the Holders of sixty-six and two-thirds percent (66-2/3%) or more of principal amount of the Bonds then Outstanding of all such series under which an Event of Default shall have occurred, which may include the Series LL Bonds, may, by a written instrument or instruments signed by such Holders and delivered to the Trustee and to the Company, waive any past Default or Event of Default under such series of Bonds and its consequences except an Event of Default in the payment of the principal of, premium, if any, or interest on any of the Bonds as and when the same shall become due by the terms of such Bonds, and upon such waiver such Default or Event of Default shall be deemed not to exist for any purpose of the Base Indenture or such series of Bonds.
     Any such consent or waiver by the Holder of this Series LL Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Series LL Bond and of any Series LL Bond issued in lieu of or exchange, in respect of anything done, omitted or suffered by the Trustee in pursuance thereof.

11.	DEFAULTS AND REMEDIES
     Events of Default are set forth in the Base Indenture. If an Event of Default shall have occurred and be continuing, the Trustee upon the direction of Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds or the Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds, may, by notice in writing delivered to the Company (and to the Trustee if given by the Holders), declare the entire principal amount of Outstanding Bonds, premium, if any, and the interest accrued thereon immediately due and payable, and said entire principal, premium, if any, and interest shall thereupon become and be immediately due and payable.
     Holders may not enforce the Base Indenture, the Supplemental Indenture or the Series LL Bonds except as provided in the Base Indenture. The Trustee may refuse to enforce the Base Indenture, the Supplemental Indenture or the Series LL Bonds unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Bonds may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any Default (except a Default in payment of principal or interest on any Bond, or in the payment of any sinking fund installment) if and so long as Responsible Officers in good faith determine that withholding notice is in the interest of the Holders.
12.	TRUSTEE DEALINGS WITH THE COMPANY
     Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of the Series LL Bonds and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
13.	NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS
     No director, officer, employee, incorporator or stockholder of the Company or Parent shall have any liability for any obligations of the Company under the Base Indenture, the Supplemental Indenture or the Series LL Bonds or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting the Series LL Bonds waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Series LL Bonds. Such waiver may not be effective to waive liabilities of directors, officers or persons controlling the Company under the federal securities laws and it is the view of the Commission that such waiver is against public policy and is therefore unenforceable.
14.	GOVERNING LAW
     The Series LL Bonds shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the TIA shall be applicable.
15.	AUTHENTICATION
     This Series LL Bond shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Series LL Bond.
16.	ABBREVIATIONS
     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

17.	SECURITY INTEREST
     The Series LL Bonds shall be secured to the extent and in the manner provided by the Base Indenture.
18.	GUARANTEE
     Parent has guaranteed the obligations under this Series LL Bond in accordance with the terms of the Supplemental Indenture.
     The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to:
CALIFORNIA WATER SERVICE COMPANY
1720 North First Street
San Jose, CA 95112
Attention: Corporate Secretary

ASSIGNMENT FORM
To assign this Series LL Bond, fill in the form below:
I or we assign and transfer this Series LL Bond to

     (Print or type assignee’s name, address and zip code)

     (Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint                                          agent to transfer this Series LL Bond on the books of the Company. The agent may substitute another to act for him.
Date: ________________ Your Signature: _____________________

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)
Sign exactly as your name appears on the other side of this Series LL Bond.

[SCHEDULE OF EXCHANGES OF INTEREST IN GLOBAL BOND
The following increases or decreases in this Global Bond have been made:

	Amount of	Amount of	Principal amount	Signature of
	decrease in	increase in	of this Global	authorized
	Principal Amount	Principal Amount	Bond following	signatory of
	of this Global	of this Global	such decrease or	Trustee or Notes
Date of Exchange	Bond	Bond	increase	Custodian]

[Insert for Global Bonds]

EXHIBIT B
FORM OF PARENT GUARANTEE
     GUARANTEE, dated as of                     (as amended from time to time, this “Guarantee”), made by California Water Service Group, a Delaware corporation (the “Guarantor”), in favor of U.S. Bank National Association, as trustee (“Trustee”) for the registered holders (the “Holders”) of the 5.875% First Mortgage Bonds due 2019, Series LL (collectively, the “Bonds”), of California Water Service Company, a California corporation (the “Issuer”).
WITNESSETH:
     SECTION 1. Guarantee. (a) The Guarantor hereby fully, absolutely, irrevocably and unconditionally guarantees the due and punctual payment when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise, of the principal of, premium, if any, and interest on the Bonds (the “Obligations”), according to the terms of the Bonds and as more fully described in the Indenture dated as of April 1, 1928 (as amended, modified or otherwise supplemented from time to time, including the Thirty-ninth Supplemental Indenture and the Forty-First Supplemental Indenture, the “Indenture”), between the Issuer and the Trustee, and any other amounts payable by the Guarantor to the Holders under the Indenture. The Guarantor’s obligation to make payment on the Obligations may be satisfied by direct payment of the required full and final amounts by the Guarantor to the Holders or by causing the Issuer to pay such full and final amounts to the Holders.
     (b) It is the intention of the Guarantor that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guarantee. To effectuate the foregoing intention, the amount guaranteed by the Guarantor under this Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, result in the Obligations of the Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.
     (c) The Guarantor hereby covenants to comply with the provisions of Article XIII of the Indenture.
     SECTION 2. Guarantee Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Holders of the Bonds with respect thereto. The Guarantor assents to all the terms, covenants and conditions of the Bonds and the Indenture. The liability of the Guarantor under this Guarantee shall be full, absolute, irrevocable and unconditional irrespective of:
     (a) any lack of validity, enforceability or genuineness of any provision of the Indenture, the Bonds or any other agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Indenture;
     (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Obligations;
     (d) the recovery of any judgment against the Issuer, or by the levy of any writ or process of execution under such judgment, or by any action or proceedings taken by any Holder under the Indenture, the Bonds or the Guarantee for the enforcement thereof or hereof;
     (e) the consolidation or merger of the Issuer with or into any other corporation or any sale, lease or other disposition of the Issuer’s properties as an entirety or substantially as an entirety to any other corporation;
     (f) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Bonds to be performed or observed by the Issuer;

     (g) the extension of time for the payment by the Issuer of any portion of the Obligations (other than an extension of time for payment of Obligations that results from the extension of any interest payment period on the Bonds as provided in the Indenture), or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Bonds;
     (h) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Bonds, or any action on the part of the Issuer granting indulgence or extension of any kind;
     (i) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;
     (j) any invalidity of, or defect or deficiency in, the Bonds;
     (k) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or
     (l) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation) and any other act or delay or failure to act, or by any other thing, which may or might in any manner or to any extent vary the risk of the Guarantor, it being the intent of this Section 2 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.
There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.
     SECTION 3. Subordination. The Guarantor covenants and agrees that its obligation to make payments of the Obligations hereunder constitutes an unsecured obligation of the Guarantor ranking (a) pari passu with all existing and future senior indebtedness of the Guarantor and (b) senior in right of payment to all existing and future subordinated indebtedness of the Guarantor.
     SECTION 4. Waiver; Subrogation. (a) The Guarantor hereby irrevocably waives promptness, diligence, notice of acceptance, notice of nonpayment, notice of dishonor, notice of redemption, notice of Event of Default and any other notice with respect to this Guarantee, presentment, demand for payment or protest and all other demands and related notices, and any requirement that the Trustee, or the Holders of any Bonds protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Issuer or any other Person or any collateral.
     (b) The Guarantor hereby irrevocably waives any claims or other rights that it may now or hereafter acquire against the Issuer that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guarantee or the Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Trustee, or the Holders of any Bonds against the Issuer or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the cash payment in full of the Obligations and all other amounts payable under this Guarantee, such amount shall be held in trust for the benefit of the Trustee and the Holders of any Bonds and shall forthwith be paid to the Trustee, to be credited and applied to the Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Indenture and this Guarantee, or be held as collateral for any Obligations or other amounts payable under this Guarantee thereafter arising.
     (c) Guarantor further waives any and all rights and defenses that Guarantor may have because Issuer’s debt is secured by real property; this means, among other things, that: (1) Guarantor waives any such defenses that may arise out of an election of remedies by Trustee, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (2) Trustee may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Issuer; (3) if Trustee forecloses on any real property collateral pledged by Issuer, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Trustee may collect from Guarantor even if Trustee, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Issuer. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Issuer’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.
     (d) The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Guarantee and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.
     SECTION 5. Rights of Holders. The Guarantor expressly acknowledges that: (i) this Guarantee will be deposited with the Trustee to be held for the benefit of the Holders; (ii) the Trustee has the right to enforce this Guarantee on behalf of the Holders; and (iii) the Holders of a majority in principal amount of the Bonds have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee in respect of this Guarantee or exercising any trust or power conferred upon the Trustee under this Guarantee.
     SECTION 6. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Bonds and that the Guarantor shall be liable as principal and as debtor hereunder to pay the Obligations pursuant to the terms of this Guarantee.
     SECTION 7. No Waiver; Remedies. No failure on the part of the Trustee or any Holder of the Bonds to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     SECTION 8. Guarantee of Payment; Continuing Guarantee; Transfer of Interest. This Guarantee creates a guarantee of payment. This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until the earliest to occur of (i) the date, if any, on which the Guarantor shall consolidate with or merge into the Issuer or any successor thereto, (ii) the date, if any, on which the Issuer or any successor thereto shall consolidate with or merge into the Guarantor, and (iii) final payment in full of the Obligations, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by any Holder of Bonds, the Trustee, and by their respective successors, transferees, and assigns.
     SECTION 9. Reinstatement. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Holder of the Bonds or the Trustee upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment had not been made.
     SECTION 10. Amendment. The Guarantor may amend this Guarantee at any time for any purpose without the consent of the Trustee or any Holder of the Bonds; provided, however, that if such amendment adversely affects (a) the rights of the Trustee or (b) any Holder of the Bonds, the prior written consent of the Trustee (in the case of (b), acting at the written direction of the Holders of a majority in aggregate principal amount of Bonds) shall be required; provided, further, however, that the Guarantor shall provide a copy of any such amendment to the Trustee.
     SECTION 11. Governing Law. This Guarantee shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act of 1939, as amended, shall be applicable.

     SECTION 12. Notices. Any notice or communication shall be in writing and shall be hand delivered or mailed by first class mail (registered or certified, return receipt requested) or sent by facsimile, to the Guarantor at the following address:
California Water Service Group
1720 North First Street
San Jose, CA 95112
Telecopier No.: (408) 367-8430
Attention of: Chief Financial Officer
     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CALIFORNIA WATER SERVICE GROUP, as Guarantor

By:
Name:
Title:

EXHIBIT C
     The resignations of Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees, and the acceptance of Bank of America National Trust and Savings Association as successor trustee have been recorded in the offices of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth as follows:

County or Page			Book and
City and County	Date of Recordation	Document No.	(Reel-Image)
Alameda	August 1, 1983	83-137410
Butte	August 1, 1983	83-25375	2851-200
Fresno	August 2, 1983	83069489
Glenn	August 1, 1983	3329	729-170
Kern	August 2, 1983	12487	5576-522
Los Angeles	August 2, 1983	83-887733
Monterey	August 1, 1983	Pg. 34173	1655-830
City and County of San Francisco	August 1, 1983	D 376552	D559-205
San Joaquin	August 10, 1983	83058347
San Mateo	August 1, 1983	83080322
Santa Clara	August 1, 1983	7766085	H770-413
Solano	August 1, 1983	32353	Pg. 61300
Sonoma	August 1, 1983	83-50597	83-50597
Tulare	August 1, 1983	35981	4093-763
Ventura	November 15, 1983		130201
Yuba	August 1, 1983	1056	805-423

C-1

     On December 15, 1995, Bank of America National Trust and Savings Association, transferred substantially all of its corporate trust business to First Trust of California, National Association. On March 30, 1998, First Trust of California, National Association changed its name to U.S. Bank Trust National Association, San Francisco. On January 10, 2002, U.S. Bank Trust National Association, San Francisco, merged with and into U.S. Bank National Association as successor trustee. Evidence of the above and U.S. Bank National Association’s status as successor trustee have been recorded in the offices of the Recorders of the following counties of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth as follows:

			Book and
County	Date of Recordation	Document No.	(Reel-Image)
Fresno	March 9, 2009	2009-0032066
Lake	March 10, 2009	2009003530
Los Angeles	March 9, 2009	2009-03216507
Monterey	March 9, 2009	2009013888
San Joaquin	March 9, 2009	2009-038049
San Mateo	March 18, 2009	2009-030163
Solano	March 12, 2009	200900018231
Sonoma	March 9, 2009	2009019936
Tulare	March 9, 2009	2009-0013707
Ventura	March 9, 2009	20090309-00035462-0

C-2

EXHIBIT D
     The First through Thirty-eighth Supplemental Indentures (and in the case of Marin County, a Memorandum of Indenture referencing the Original Base Indenture and the First through Thirty-eighth Supplemental Indentures) have been recorded in the offices of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth, as follows:
First Supplemental Indenture

	Volume of	Page at Which Record
Date of Recordation	Official Records	Commences	County
January 7, 1929	40	432	Kings
January 7, 1929	157	256	Contra Costa
Second Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Kings	August 20, 1929	48	442
Butte	August 20, 1929	116	389
Glenn	August 20, 1929	17	179
Alameda	August 20, 1929	2173	334
Tulare	August 20, 1929	337	88
Kern	August 21, 1929	320	95
Contra Costa	August 20, 1929	208	198
Third Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Yuba	February 28, 1930	9
City and County of San Francisco	February 28, 1930	1985	257
Fourth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
San Mateo	July 17, 1931	537	1
City and County of San Francisco	July 20, 1931	2232	284
Santa Clara	July 17, 1931	576	175

Fifth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
City and County of San Francisco	March 31, 1932	2359	17
Yuba	April 6, 1932	12	469
Sonoma	April 6, 1932	320	39
Alameda	April 6, 1932	2808	77
Tulare	April 6, 1932	466	381
Los Angeles	April 6, 1932	11543	85
San Joaquin	April 6, 1932	397	375
Santa Clara	April 6, 1932	606	464
San Mateo	April 6, 1932	553	492
Butte	April 6, 1932	83	489
Kings	April 6, 1932	87	292
Glenn	April 6, 1932	43	123
Shasta	April 6, 1932	74	10
Contra Costa	April 6, 1932	299	449
Kern	April 6, 1932	428	473
Solano	April 6, 1932	89	66
Sixth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	June 15, 1936	3314	406
Butte	June 15, 1936	167	1
Contra Costa	June 15, 1936	418	12
Glenn	June 15, 1936	82	73
Kern	June 15, 1936	643	64
Kings	June 15, 1936	151	241
Los Angeles	June 15, 1936	14153	291
City and County of San Francisco	June 15, 1936	2972	1
San Joaquin	June 15, 1936	542	53
San Mateo	June 15, 1936	703	1
Santa Clara	June 15, 1936	777	137
Shasta	June 15, 1936	108	134
Solano	June 15, 1936	161	1
Sonoma	June 15, 1936	412	160
Tulare	June 15, 1936	682	1
Yuba	June 15, 1936	35	25
Seventh Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Los Angeles	May 1, 1939	16572	206
City and County of San Francisco	May 2, 1939	3450	93
San Mateo	May 2, 1939	840	94
Sonoma	May 2, 1939	477	108
Kern	May 2, 1939	869	12

Eighth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	November 3, 1945	4780	134
Butte	November 2, 1945	380	1
Contra Costa	November 3, 1945	874	1
Fresno	February 21, 1962	4681	226
Glenn	November 2, 1945	191	1
Kern	November 2, 1945	1292	1
Kings	November 1, 1945	342	21
Los Angeles	November 2, 1945	22396	251
Monterey	February 21, 1962	Reel 23	1
City and County of San Francisco	November 2, 1945	4346	103
San Joaquin	November 3, 1945	960	21
San Mateo	November 3, 1945	1231	1
Santa Clara	November 1, 1945	1267	583
Solano	November 3, 1945	344	6
Sonoma	November 3, 1945	665	21
Tulare	November 3, 1945	1141	382
Ventura	November 15, 1983	Doc. No. 130177
Yuba	November 3, 1945	94	23
Ninth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	August 31, 1951	6525	237
Butte	August 30, 1951	603	1
Contra Costa	August 30, 1951	1814	508
Fresno	February 21, 1962	4681	437
Glenn	August 30, 1951	266	63
Kern	August 29, 1951	1840	373
Kings	August 30, 1951	502	228
Los Angeles	August 29, 1951	37102	345
Monterey	February 21, 1962	Reel 23	207
City and County of San Francisco	August 30, 1951	5773	355
San Joaquin	August 30, 1951	1372	123
San Mateo	August 30, 1951	2150	298
Santa Clara	August 30, 1951	2275	295
Solano	August 31, 1951	592	136
Sonoma	August 31, 1951	1072	420
Tulare	August 30, 1951	1539	528
Ventura	November 15, 1983	Doc. No. 130178
Yuba	August 31, 1951	155	177

Tenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	July 10, 1953	7078	451
Butte	July 9, 1953	679	45
Contra Costa	July 9, 1953	2157	453
Fresno	February 21, 1962	4681	540
Glenn	July 9, 1953	297	139
Kern	July 8, 1953	2102	215
Kings	July 9, 1953	561	249
Los Angeles	July 8, 1953	42134	371
Monterey	February 21, 1962	Reel 23	314
City and County of San Francisco	July 9, 1953	6190	21
San Joaquin	July 9, 1953	1540	523
San Mateo	July 10, 1953	2443	248
Santa Clara	July 9, 1953	2680	50
Solano	July 9, 1953	677	4
Sonoma	July 10, 1953	1218	348
Tulare	July 9, 1953	1686	314
Ventura	November 15, 1983	Doc. No. 130179
Yuba	July 10, 1953	181	1
Eleventh Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	August 20, 1954	7404	181
Butte	August 20, 1954	732	496
Contra Costa	August 20, 1954	2368	164
Fresno	February 21, 1962	4681	604
Glenn	August 20, 1954	314	369
Kern	August 20, 1954	2278	74
Kings	August 20, 1954	594	449
Los Angeles	August 19, 1954	45365	64
Monterey	February 21, 1962	Reel 23	377
City and County of San Francisco	August 20, 1954	6435	421
San Joaquin	August 20, 1954	1662	316
San Mateo	August 19, 1954	2636	330
Santa Clara	August 20, 1954	2942	331
Solano	August 19, 1954	728	10
Sonoma	August 20, 1954	1290	234
Tulare	August 20, 1954	1772	388
Ventura	November 15, 1983	Document No. 130180
Yuba	August 20, 1954	195	490

Twelfth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	October 7, 1955	7806	501
Butte	October 7, 1955	794	9
Contra Costa	October 7, 1955	2625	417
Fresno	February 21, 1962	4681	665
Glenn	October 7, 1955	331	350
Kern	October 6, 1955	2498	171
Kings	October 7, 1955	628	1
Los Angeles	October 6, 1955	49158	316
Monterey	February 21, 1962	Reel 23	439
City and County of San Francisco	October 7, 1955	6711	525
San Joaquin	October 7, 1955	1797	300
San Mateo	October 7, 1955	2890	480
Santa Clara	October 7, 1955	3299	406
Solano	October 7, 1955	792	422
Sonoma	October 7, 1955	1384	2
Tulare	October 7, 1955	1864	548
Ventura	November 15, 1983	Doc. No. 130181
Yuba	October 7, 1955	213	593
Thirteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	December 7, 1956	8226	15
Butte	December 7, 1956	859	117
Contra Costa	December 7, 1956	2894	20
Fresno	February 21, 1962	4681	729
Glenn	December 7, 1956	348	217
Kern	December 6, 1956	2699	390
Kings	December 7, 1956	666	316
Los Angeles	December 6, 1956	53054	61
Monterey	February 21, 1962	Reel 23	503
City and County of San Francisco	December 10, 1956	6970	41
San Joaquin	December 7, 1956	1925	1
San Mateo	December 7, 1956	3140	258
Santa Clara	December 7, 1956	3680	1
Solano	December 7, 1956	860	189
Sonoma	December 7, 1956	1489	28
Tulare	December 7, 1956	1961	551
Ventura	November 15, 1983	Doc. No. 130182
Yuba	December 7, 1956	233	65
Fourteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	March 20, 1964	Reel 1155	Image 2
Butte	March 20, 1964	1303	8
Contra Costa	March 20, 1964	4578	360
Fresno	March 20, 1964	4980	337

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Glenn	March 20, 1964	463	1
Kern	March 19, 1964	3706	1
Los Angeles	March 19, 1964	D2401	6
Monterey	March 20, 1964	Reel 299	230
City and County of San Francisco	March 20, 1964	A734	966
San Joaquin	March 20, 1964	2801	126
San Mateo	March 19, 1964	4670	563
Santa Clara	March 20, 1964	6432	567
Solano	March 20, 1964	1259	331
Sonoma	March 19, 1964	2030	757
Tulare	March 20, 1964	2491	437
Ventura	November 15, 1983	Doc. No. 130183
Yuba	March 20, 1964	389	535
Fifteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	November 4, 1965	1635	610
Butte	November 4, 1965	1398	67
Contra Costa	November 4, 1965	4987	469
Fresno	November 4, 1965	5236	699
Glenn	November 4, 1965	483	194
Kern	November 3, 1965	3889	476
Los Angeles	November 3, 1965	D3104	7
Monterey	November 4, 1965	432	526
City and County of San Francisco	November 4, 1965	A983	431
San Joaquin	November 4, 1965	2996	13
San Mateo	November 4, 1965	5056	588
Santa Clara	November 4, 1965	7166	234
Solano	November 3, 1965	1366	547
Sonoma	November 3, 1965	2167	261
Tulare	November 4, 1965	2619	12
Ventura	November 15, 1983	Doc. No. 130184
Yuba	November 4, 1965	422	562
Sixteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	December 2, 1966	1881	788
Butte	December 2, 1966	1452	13
Contra Costa	December 2, 1966	5256	298
Fresno	December 2, 1966	5383	432
Glenn	December 2, 1966	495	555
Kern	December 1, 1966	3999	845
Los Angeles	December 1, 1966	D3496	236
Monterey	December 2, 1966	485	472
City and County of San Francisco	December 2, 1966	B101	10
San Joaquin	December 2, 1966	3090	511

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
San Mateo	December 2, 1966	5244	411
Santa Clara	December 2, 1966	7579	440
Solano	December 1, 1966	1429	482
Sonoma	December 1, 1966	2243	434
Tulare	December 2, 1966	2686	249
Ventura	November 15, 1983	Doc. No. 130185
Yuba	December 2, 1966	443	434
Seventeenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	April 2, 1968	2154	273
Butte	April 2, 1968	1511	632
Contra Costa	April 2, 1968	5593	177
Fresno	April 3, 1968	5554	654
Glenn	April 2, 1968	507	326
Kern	April 3, 1968	4147	264
Los Angeles	April 2, 1968	D3959	10
Monterey	April 2, 1968	551	580
City and County of San Francisco	April 2, 1968	B230	362
San Joaquin	April 2, 1968	3199	132
San Mateo	April 2, 1968	5453	1
Santa Clara	April 2, 1968	8076	99
Solano	April 1, 1968	1501	35
Sonoma	April 3, 1968	2323	446
Tulare	April 3, 1968	2773	415
Ventura	November 15, 1983	Doc. No. 130186
Yuba	April 2, 1968	465	122
Eighteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	April 3, 1970	2592	708
Butte	April 6, 1970	1608	505
Contra Costa	April 3, 1970	6099	58
Fresno	April 3, 1970	5775	371
Glenn	April 6, 1970	524	168
Kern	April 3, 1970	4384	72
Los Angeles	April 6, 1970	D4677	518
Monterey	April 6, 1970	645	921
City and County of San Francisco	April 6, 1970	B414	258
San Joaquin	April 3, 1970	3381	569
San Mateo	April 3, 1970	5766	1
Santa Clara	April 3, 1970	8878	585
Solano	April 3, 1970	1618	477
Sonoma	April 3, 1970	2453	531
Tulare	April 3, 1970	2889	894
Ventura	November 15, 1983	Doc. No. 130187
Yuba	April 6, 1970	497	84

Nineteenth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	June 10, 1970	2632	835
Butte	June 11, 1970	1618	2
Contra Costa	June 10, 1970	6146	1
Fresno	June 10, 1970	5793	233
Glenn	June 11, 1970	526	170
Kern	June 9, 1970	4405	724
Los Angeles	June 10, 1970	D4736	731
Monterey	June 10, 1970	653	890
City and County of San Francisco	June 11, 1970	B430	928
San Joaquin	June 10, 1970	3402	124
San Mateo	June 10, 1970	5792	57
Santa Clara	June 11, 1970	8949	586
Solano	June 10, 1970	1629	158
Sonoma	June 10, 1970	2465	923
Tulare	June 10, 1970	2898	231
Ventura	November 15, 1983	Doc. No. 130188
Yuba	June 11, 1970	500	77
Twentieth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	April 2, 1971	2820	92
Butte	April 2, 1971	1667	102
Contra Costa	April 2, 1971	6351	138
Fresno	April 2, 1971	5880	820
Glenn	April 2, 1971	533	530
Kern	April 1, 1971	4509	30
Los Angeles	April 1, 1971	D5014	368
Monterey	April 2, 1971	695	719
City and County of San Francisco	April 5, 1971	B507	812
San Joaquin	April 5, 1971	3509	305
San Mateo	April 2, 1971	5919	363
Santa Clara	April 2, 1971	9278	182
Solano	April 5, 1971	1677	384
Sonoma	April 2, 1971	2524	671
Tulare	April 2, 1971	2959	373
Ventura	November 15, 1983	Doc. No. 130189
Yuba	April 2, 1971	513	81

Twenty-first Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	December 14, 1972	3298	449
Butte	December 14, 1972	1805	96
Contra Costa	December 14, 1972	6821	129
Fresno	December 14, 1972	6104	2
Glenn	December 14, 1972	554	371
Kern	December 15, 1972	4757	356
Los Angeles	December 14, 1972	D5698	815
Monterey	December 14, 1972	815	838
City and County of San Francisco	December 14, 1972	B708	675
San Joaquin	December 14, 1972	3718	161
San Mateo	December 14, 1972	6289	367
Santa Clara	December 14, 1972	0154	435
Solano	December 15, 1972	1795	147
Sonoma	December 14, 1972	2719	547
Tulare	December 14, 1972	3075	674
Ventura	November 15, 1983	Doc. No. 130190
Yuba	December 14, 1972	546	360
Twenty-second Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	December 27, 1972	3306	930
Butte	December 27, 1972	1807	385
Contra Costa	December 27, 1972	6829	150
Fresno	December 27, 1972	6108	355
Glenn	December 27, 1972	555	69
Kern	December 29, 1972	4762	140
Los Angeles	December 27, 1972	D5710	690
Monterey	December 27, 1972	818	40
City and County of San Francisco	December 27, 1972	B712	707
San Joaquin	December 27, 1972	3721	317
San Mateo	December 27, 1972	6296	114
Santa Clara	December 27, 1972	0171	29
Solano	December 29, 1972	1797	530
Sonoma	December 27, 1972	2722	782
Tulare	December 27, 1972	3078	118
Ventura	November 15, 1983	Doc. No. 130191
Yuba	December 27, 1972	547	158
Twenty-third Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	December 27, 1972	3307	1
Butte	December 27, 1972	1807	433
Contra Costa	December 27, 1972	6829	197
Fresno	December 27, 1972	6108	307
Glenn	December 27, 1972	555	116
Kern	December 27, 1972	4762	187
Los Angeles	December 27, 1972	D5710	737
Monterey	December 27, 1972	818	87

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
City and County of San Francisco	December 27, 1972	B712	733
San Joaquin	December 27, 1972	3721	269
San Mateo	December 27, 1972	6296	161
Santa Clara	December 27, 1972	0171	76
Solano	December 27, 1972	1797	577
Sonoma	December 27, 1972	2722	830
Tulare	December 27, 1972	3078	165
Ventura	November 15, 1983	Doc. No. 130192
Yuba	December 27, 1972	547	205
Twenty-fourth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	March 22, 1974	3635	156
Butte	March 22, 1974	1896	665
Contra Costa	March 22, 1974	7183	54
Fresno	March 22, 1974	6279	513
Glenn	March 22, 1974	570	163
Kern	March 22, 1974	4832	519
Los Angeles	March 22, 1974	D6209	133
Monterey	March 22, 1974	902	1
City and County of San Francisco	March 22, 1974	B866	907
San Joaquin	March 22, 1974	3856	1
San Mateo	March 22, 1974	6574	611
Santa Clara	March 22, 1974	815	125
Solano	March 22, 1974	1974	11482
Sonoma	March 22, 1974	2847	542
Tulare	March 22, 1974	3166	315
Ventura	November 15, 1983	Doc. No. 130193
Yuba	March 22, 1974	571	423
Twenty-fifth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	June 20, 1975	4007	676
Butte	June 20, 1975	1995	455
Contra Costa	June 20, 1975	7543	54
Fresno	June 20, 1975	6447	21
Glenn	June 20, 1975	587	128
Kern	June 20, 1975	4901	154
Los Angeles	June 20, 1975	D6698	184
Monterey	June 20, 1975	985	335
City and County of San Francisco	June 20, 1975	C30	188
San Joaquin	June 20, 1975	3996	258
San Mateo	June 20, 1975	6872	1
Santa Clara	June 20, 1975	B474	219
Solano	June 20, 1975	1975	25377
Sonoma	June 20, 1975	2970	761
Tulare	June 20, 1975	3249	11
Ventura	November 15, 1983	Doc. No. 130195
Yuba	June 20, 1975	595	695

Twenty-sixth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	June 10, 1976	4397	342
Butte	June 10, 1976	2077	441
Contra Costa	June 10, 1976	7896	746
Fresno	June 11, 1976	6608	364
Glenn	June 10, 1976	600	137
Kern	June 11, 1976	4960	1166
Los Angeles	June 10, 1976	10257	734
Monterey	June 10, 1976	1060	798
City and County of San Francisco	June 10, 1976	C184	1
San Joaquin	June 10, 1976	4136	42
San Mateo	June 10, 1976	7151	667
Santa Clara	June 10, 1976	C073	688
Solano	June 10, 1976	1976	31463
Sonoma	June 10, 1976	3089	913
Tulare	June 10, 1976	3326	626
Ventura	November 15, 1983	Doc. No. 130195
Yuba	June 10, 1976	616	512
Twenty-seventh Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	March 24, 1978	5312	57
Butte	March 24, 1978	2268	279
Fresno	March 27, 1978	6997	25
Glenn	March 24, 1978	626	594
Kern	March 24, 1978	5098	1124
Los Angeles	March 24, 1978	Doc. No. 78-310554
Monterey	March 24, 1978	1227	755
City and County of San Francisco	March 24, 1978	C538	664
San Joaquin	March 27, 1978	4377	286
San Mateo	March 24, 1978	7728	715
Santa Clara	March 24, 1978	D549	102
Solano	March 24, 1978	21803	73
Sonoma	March 24, 1978	3371	634
Tulare	March 27, 1978	3315	618
Ventura	November 15, 1983	Doc. No. 130196
Yuba	March 24, 1978	662	589

Twenty-eighth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	August 28, 1978	5551	62
Butte	August 28, 1978	2318	170
Fresno	August 28, 1978	7107	2
Glenn	August 28, 1978	633	666
Kern	August 28, 1978	5135	674
Los Angeles	August 28, 1978	Doc. No. 78-951209
Monterey	August 28, 1978	1270	1030
City and County of San Francisco	August 28, 1978	C631	740
San Joaquin	August 28, 1978	4442	141
San Mateo	August 28, 1978	7774	1709
Santa Clara	August 28, 1978	D914	715
Solano	August 28, 1978	71420
Sonoma	August 28, 1978	3445	337
Tulare	August 28, 1978	3566	14
Ventura	November 15, 1983	Doc. No. 130197
Yuba	August 28, 1978	675	331
Twenty-ninth Supplemental Indenture

County or		Volume of	Pages At Which
City and County	Date of Recordation	Official Records	Record Commences
Alameda	March 28, 1980	80-055698
Butte	March 28, 1980	2500	503
Fresno	March 31, 1980	7494	230
Glenn	March 31, 1980	663	509
Kern	March 28, 1980	5275	818
Los Angeles	March 31, 1980	Doc. No. 80-318971
Monterey	March 31, 1980	1399	636
City and County of San Francisco	March 28, 1980	C970	327
San Joaquin	March 31, 1980	80020795
San Mateo	March 28, 1980	7948	1952
Santa Clara	March 28, 1980	F233	366
Solano	March 28, 1980	23159
Sonoma	March 28, 1980	80-18782
Tulare	March 31, 1980	3753	500
Ventura	November 15, 1983	Doc. No. 130198
Yuba	March 28, 1980	722	625
Thirtieth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	January 2, 1981	81-000002
Butte	January 2, 1981	81-113	2583-250
Fresno	January 2, 1981	401	7651-362
Glenn	January 2, 1981	0023	678-226
Kern	January 5, 1981	000286	5342-1512
Los Angeles	January 2, 1981	81-2293
Monterey	January 2, 1981	G00066	1456-551

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
City and County of San Francisco	December 31, 1980	D044298	D127-551
San Joaquin	January 2, 1981	81000191
San Mateo	January 2, 1981	0507AS
Santa Clara	January 2, 1981	6941984	F825-269
Solano	January 2, 1981	60 Pg. 90-156
Sonoma	January 2, 1981	81-000131
Tulare	January 2, 1981	189	3828-412
Ventura	November 15, 1983	130199
Yuba	January 2, 1981	7644	743-99
Thirty-first Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	May 4, 1982	82-064230
Butte	May 4, 1982	82-12318	2715-529
Fresno	May 3, 1982	37212	7901-572
Glenn	May 4, 1982	1908	704-299
Kern	May 3, 1982	40614	5456-1478
Los Angeles	May 3, 1982	82-445736
Monterey	May 3, 1982	G17137	1549-234
City and County of San Francisco	May 3, 1982	D198127	D392-276
San Joaquin	May 4, 1982	82022803
San Mateo	May 3, 1982	82035410
Santa Clara	May 3, 1982	7353398
Solano	May 3, 1982	15522	Pg. 26792
Sonoma	May 3, 1982	82-23083
Tulare	May 3, 1982	19242	3961-163
Ventura	November 15, 1983	130200
Yuba	May 3, 1982	10984	775-263
Thirty-second Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	October 13, 1983	83-191597
Butte	October 13, 1983	83-34081	2874-684
Fresno	October 13, 1983	83095135
Glenn	October 13, 1983	4435	733-446
Kern	October 13, 1983	041161	5597-658
Los Angeles	October 13, 1983	83-1208172
Monterey	October 13, 1983	G46236	1674-1194
City and County of San Francisco	October 13, 1983	D408975
San Joaquin	October 13, 1983	83074718
San Mateo	October 13, 1983	83112077
Santa Clara	October 13, 1983	780561	H980-717
Solano	October 13, 1983	45171	Pg 85369
Sonoma	October 13, 1983	83069362
Tulare	October 13, 1983	51515	4120-726
Ventura	October 13, 1983	117059
Ventura re-recorded	November 15, 1983	130202
Yuba	October 13, 1983	3764	810-614

Thirty-third Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	September 13, 1988	88-232083
Butte	September 13, 1988	88-031123
Fresno	September 13, 1988	88101543
Glenn	September 13, 1988	88-4023
Kern	September 13, 1988	31355	6162-1754
Los Angeles	September 13, 1988	88-1464893
Monterey	September 13, 1988	47561	2273-660
City and County of San Francisco	September 13, 1988	E243818
San Joaquin	September 13, 1988	88077190
San Mateo	September 13, 1988	88120443
Santa Clara	September 13, 1988	9833944
Solano	September 13, 1988	54422	1988-117737
Sonoma	September 13, 1988	88-77182
Tulare	September 13, 1988	58120	4745-662
Ventura	September 13, 1988	88-133327
Yuba	September 13, 1988	2818
Thirty-fourth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	December 20, 1990	90-332019
Butte	December 20, 1990	90-054231
Fresno	December 20, 1990	90155101
Glenn	December 21, 1990	90-6395
Kern	December 20, 1990	85807	6468-709
Los Angeles	December 20, 1990	90-2094360
Monterey	December 20, 1990	73725	2589-678
City and County of San Francisco	December 20, 1990	E836831	F276-480
San Joaquin	December 20, 1990	90122496
San Mateo	December 20, 1990	90165083
Santa Clara	December 21, 1990	10758142
Solano	December 20, 1990	99015	1990
Sonoma	December 20, 1990	90-122784
Tulare	December 20, 1990	83069
Ventura	December 20, 1990	90-187399
Yuba	December 20, 1990	90-14553

Thirty-fifth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	November 3, 1992	92-358477
Butte	November 3, 1992	92-050443
Fresno	November 3, 1992	92167544
Glenn	November 3, 1992	92-5920
Kern	November 3, 1992	167635	6757-1488
Los Angeles	November 3, 1992	92-2022769
Monterey	November 3, 1992	78604	2867-956
City and County of San Francisco	November 3, 1992	F237077
San Joaquin	November 2, 1992	92127961
San Mateo	November 3, 1992	92180648
Santa Clara	November 3, 1992	11617179
Solano	November 3, 1992	101527
Sonoma	November 3, 1992	1992-137370
Tulare	November 3, 1992	92-081425
Ventura	November 3, 1992	92-198950
Yuba	November 3, 1992	92-13796
Thirty-sixth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	June 9, 1993	93-203153
Butte	June 9, 1993	93-023408
Fresno	June 9, 1993	93086809
Glenn	June 10, 1993	93-2925
Kern	June 9, 1993	82236	6859-1043
Los Angeles	June 9, 1993	93-1098735
Monterey	June 9, 1993	38484
City and County of San Francisco	June 9, 1993	F371252	F896-0727
San Joaquin	June 9, 1993	93067318
San Mateo	June 9, 1993	93094357
Santa Clara	June 9, 1993	11944269
Solano	June 9, 1993	93-51895
Sonoma	June 9, 1993	93-71358
Tulare	June 9, 1993	93-040396
Ventura	June 9, 1993	93-104242
Yuba	June 9, 1993	93-06640
Thirty-seventh Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	September 28, 1993	93342967
Butte	September 28, 1993	93-041800
Fresno	September 28, 1993	93148269
Glenn	September 28, 1993	93-5140
Kern	September 28, 1993	140436	6915-188
Los Angeles	September 28, 1993	93-1891500
Monterey	September 28, 1993	66464
City and County of San Francisco	September 28, 1993	F456929	F973-511
San Joaquin	September 28, 1993	93111959
San Mateo	September 28, 1993	93164391

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Santa Clara	September 28, 1993	12128051
Solano	September 28, 1993	93-88880	1993
Sonoma	September 28, 1993	93-121864
Tulare	September 28, 1993	93-069108A
Ventura	September 28, 1993	93-181168
Yuba	September 28, 1993	93-11284
Thirty-eighth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	November 2, 1993	93390873
Butte	November 2, 1993	93-048806
Fresno	November 2, 1993	93170561
Glenn	November 2, 1993	93-5825
Kern	November 2, 1993	162046	6935-2210
Lake	March 19, 2009	2009004258
Los Angeles	November 2, 1993	93-2143052
Monterey	November 2, 1993	77734
City and County of San Francisco	November 2, 1993	F477371	F997-0471
San Joaquin	November 2, 1993	93129084
San Mateo	November 2, 1993	93188734
Santa Clara	November 2, 1993	12188841
Solano	November 2, 1993	1993-104293	1993
Sonoma	November 2, 1993	93-140937
Tulare	November 2, 1993	93-078948A
Ventura	November 2, 1993	92-208807
Yuba	November 2, 1993	93-12958
Memorandum of Indenture referencing the First through Thirty-eighth Supplemental Indentures

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Marin	March 30, 2009	2009-0015722
The Company will record the Thirty-ninth Supplemental Indenture and Fortieth Supplemental Indenture in the offices of the Recorders of the following counties and city and county of the State of California hereinafter as set forth, as follows:
Thirty-ninth Supplemental Indenture and Fortieth Supplemental Indenture

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Alameda	On or about the date hereof
Butte	On or about the date hereof
Fresno	On or about the date hereof
Glenn	On or about the date hereof

County or		Book and Page
City and County	Date of Recordation	Document No.	(Reel Image)
Kern	On or about the date hereof
Lake	On or about the date hereof
Los Angeles	On or about the date hereof
Marin	On or about the date hereof
Monterey	On or about the date hereof
San Joaquin	On or about the date hereof
San Mateo	On or about the date hereof
Santa Clara	On or about the date hereof
Solano	On or about the date hereof
Sonoma	On or about the date hereof
Tulare	On or about the date hereof
Ventura	On or about the date hereof
Yuba	On or about the date hereof